UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2014 (January 23, 2014)

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

On January 23, 2014, Unilife Corporation (the “Company”) issued a press release regarding the voluntary dismissal of the class action lawsuit against the Company and certain corporate officers bought by a purported shareholder of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated January 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: January 24, 2014	By:	/s/ Alan D. Shortall
Alan D. Shortall
Chief Executive Officer